Capital Markets Update February 2011

MAA’s Strategy Full Cycle Performance Objective Superior long‐ term performance Secure and growing dividend Lower volatility Sunbelt Region Focus Superior demand side performance Protecting against supply side pressure Large and Secondary Market Focus Full cycle performance profile Create value in pricing & operating inefficiencies Outperform Local Market Norms Focus on property and asset management Scope and sophistication of operating platform Optimize people component Value Investor Balance Sheet execution capabilities Extensive knowledge and market relationships Disciplined Capital Deployment Protocols Forecasting discipline IRR driven

Successful Public Platform MAA total shareholder return has significantly outperformed the sector Annual compounded return to shareholders over the last 10 years has been 18.1% One of only three multifamily REITs to not reduce dividend over the past 15 years MAA Annual Dividend $2.70 2.0% $2.50 $2.30 $2.10 1.0% $1.90 $1.70 $1.50 0.0% 1 9 F 99 5 07 1 9 97 1 1 1999 20 0 20 0 3 2005 2 0 20 0 2 01 Annual Compounded Shareholder Return* MAA Sector Avg. 3 Year 17.9% 10.3% 5 Year 10.0% 5.9% 10 Year 18.1% 11.8% 15 Year Compounded Dividend Growth 0.5% Sector * SNL Financial 1/31/11

Well Positioned for Recovery Cycle Employment growth in MAA’s markets expected to outpace the national average and the major institutional markets . Annual Employment Growth 4.0% Annual Compounded 3.5% Employment Growth (2011‐ 2014): 3.0% 2.5% All MAA Markets: 3.0% 2.0% National MSA Average: 2.4% 1.5% 1.0% 0.5% 0.0% ‐ 0.5% 2010 2011 2012 2013 2014 National MSA Average Major Institutional Markets MAA Large Markets MAA Secondary Markets Note: Approximately 80% of the entire Apartment REIT Sector portfolio is located in the Major Institutional Markets group considered above. Source: Moody’s economy .com

Well Positioned for Recovery Cycle According to REIS, for the U.S. as a whole, average annual completions from 2010‐ 2015 are expected to drop 39%. In MAA’s markets, this drop is expected to approach 55% and near 57% in MAA’s large markets . The greatest regional drop is expected to occur in the Southwest region (primarily Texas), over 57%. Multifamily Completions Projected % Drop in Average Average Average 1999‐ 2009 2010‐ 2015 Annual Supply All MAA 68,584 30,816 55.1% Markets Large MAA 57,033 24,644 56.8% Markets Secondary MAA 11,552 6,173 46.6% Markets U.S. 132,850 81,388 38.7% West 34,106 24,695 27.6% Northeast 12,191 9,207 24.5% Midwest 12,882 9,170 28.8% South Atlantic 43,029 25,366 41.0% Southwest 30,642 12,950 57.7% Source: REIS

Well Positioned for Recovery Cycle Pro‐ business environment MAA Market Diversification More access to lower cost labor “Right to Work” region Strong distribution and logistics structure Positive demographic flow Lower cost of living Lower taxes No state income taxes in TX, TN, FL Higher job growth and household formation trends Import/export and port activities expected to significantly grow

External Growth Cash Flows on New Acquisitions Actual v. Proforma ($000’s) Aggregate actual cash flows $35,000 $132,000 have exceeded proforma $30,000 $131,000 Outperformed expectations $25,000 131,106 $130,000 despite significant economic $ downturn $20,000 $129,000 $15,000 $128,000 Disciplined protocols for deploying capital $10,000 127,544 $127,000 Creating value through the $5,000 $ $126,000 acquisition process and ongoing management $- $125,000 2003 2004 2005 2006 2007 2008 2009 2010 Total Actual Proforma Note: As an IRR buyer, total cash flows include NOI, capital expenditures and financing costs.

External Growth Significant deal flow and opportunities as a result of long established regional focus and in‐ place networks . Extensive market and sub‐ market knowledge supports accurate and timely analysis . Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities . Strong balance sheet enables quick and assured execution for sellers. Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities . Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged .

Creating Value through External Growth NOI Operating Margin 60.0% Significant improvement in operating margins drives value creation 55.0% 2010 MAA able to create value that less sophisticated operating Operating platforms are unable to achieve Pre Margin, 50.0% Acquisition 56.0% Operating Capabilities and platform strength include: Margin, - Yield management systems and aggressive pricing 45.0% 52.3% management practices Sophisticated utility management and bill‐ back 40.0% capabilities Superior inventory management capabilities Disciplined lease approval and qualifying standards Total Property Value ($000’s) $700,000 - Proactive collections Highly automated leasing and lease renewal programs Aggregate - Extensive training and on‐ site skills development $600,000 Value, - Active and “hands on” management approach $645,676 $500,000 Aggregate Purchase Price, $400,000 $524,146 Note: Analysis based on all fully stabilized properties acquired since 2003 (total of 19 properties) . Aggregate current value ($646MM) determined by using same cap rate at time of purchase against the $300,000 higher NOI achieved by the MAA platform.

Solid Balance Sheet Position Balance Sheet significantly strengthened over last ten years Total leverage (Debt + Preferred) reduced 18% over last ten years Debt to EBITDA and fixed charge coverage better than sector median Sector *Source: BMO Capital Market s Update (1/31/11) Debt to EBITDA* 70.0% 65.0% 60.0% 55.0% 50.0% 45.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Debt/Gross Assets Debt+Pref/Gross Assets 8.6 8.4 8.2 8.0 7.8 Fixed Charge Coverage*

Attractive Pricing Opportunity MAA trades at a discount to sector average FFO and AFFO multiples despite established record of out performance and solid prospects for strong recovery . At sector FFO multiple average, MAA share price would be $77.86; approximately a 23% premium to current trading range. FFO Multiple AFFO Multiple 35.0 35.0 30.0 30.0 25.0 25.0 20.0 20.0 15.0 15.0 10.0 10.0 5.0 5.0 0.0 0.0 R P S Q AI V SS PPS ESSCP T ACLP P AVB E BRE E U D R CPT C LP HM E AEC MA A A VBBRE EQRUDR HME AIVA ECMA Source: SNL (based on 2010E FFO and AFFO)

Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.



Total Implied Unleveraged Return
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.8%
5.3%
2.3%
5.7%
Sector Average
MAA
Market Implied Cap Rate
Same Store Growth

Implied 10 Year IRR:

- MAA outperforms by 100 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 170 bps on a leveraged basis.
- MAA outperforms by 280 bps on a leveraged basis at the current peer average cap rate.

Source: Cap rate data from BMO Capital Markets Update (1/31/11) and same store data from Green Street Nov '10 Residential REIT Update and 12/17/10 2011 U.S. Market Outlook (last full cycle 2004-2010).

MAA

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Summary Unique strategy with proven long‐ term performance Established and proven public platform Solid internal growth prospects Competitive strengths enables regional outperformance Disciplined approach to capital deployment Solid balance sheet position Well positioned to perform as compared to the sector Value opportunity as compared to the sector at current pricing

MAA

End of Presentation

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.net

Al Campbell
CFO
901-248-4169
al.campbell@maac.net

Leslie Wolfgang
External Reporting
901-248-4126
leslie.wolfgang@maac.net

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.net

http://ir.maac.net

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